SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:           12/31/98
               Name of Security:        Ticket Master Online

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                     Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                         Trade: 12/2/98  Settle: 12/8/98
- Date First Offered                    12/2/98

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share              $14.00
- Amount of Spread:                     Gross Spread             $.98
                                        Selling Concession       $.55
- Spread (%)                                                      3.9%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                         Xoom, Inc.
- Date of Offering                      12/8/98
- Spread                                4.2%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]           Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                  7 Million
- Purchase Price per Share              $14.00
- Total Shares Purchased                1,000
- Total Purchase Price                  $14,000
- Percentage of Offering Purchased      Less than 0.1%
- Any Shares Purchased by Other Funds
  in Family?                            No
Percentage of Fund Assets Invested
[10f-3(e)]                              Less than 1%
From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                    Nations Montgomery
- Syndicate Manager(s)                  Nations Montgomery


                 SG COWEN OPPORTUNITY FUND
                 TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
                 QUARTER ENDED:         12/31/98
                 Name of Security:      Infinity Broadcasting

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                    Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                         Trade: 12/9/98  Settle: 12/15/98
- Date First Offered                    12/9/98

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share              $20.50
- Amount of Spread:                     Gross Spread       $.82
                                        Selling Concession $.50
- Spread (%)                                               2.43%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                         Ticket Master Online
- Date of Offering                      12/8/98
- Spread                                3.9%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]           Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                  40 Million shares
- Purchase Price per Share              $20.50
- Total Shares Purchased                1,000
- Total Purchase Price                  $20,500
- Percentage of Offering Purchased      Less than 0.1%
- Any Shares Purchased by Other Funds
     in Family?                         No
Percentage of Fund Assets Invested
[10f-3(e)]                              Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                    Merrill Lynch
- Syndicate Manager(s)                  Merrill Lynch


               SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:          6/30/99
               Name of Security:       Raveswood Winery Inc.

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                   Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                        Trade: 4/9/99 Settle: 4/14/99
- Date First Offered                   4/9/99

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share             $10.50
- Amount of Spread:                    Gross Spread          $.42
                                       Selling Concession    $.105
- Spread (%)                           1%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                        Hugoton Royalty Trust
- Date of Offering                     4/8/99
- Spread                               4%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]          Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                 1 Million
- Purchase Price per Share             $10.50
- Total Shares Purchased               7,000
- - Total Purchase Price               $73,500
- Percentage of Offering Purchased     Less than 0.8%
- Any Shares Purchased by Other Funds  No
     in Family?
Percentage of Fund Assets Invested
[10f-3(e)]                             Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                   WR. Hambrecht
- Syndicate Manager(s)                 WR. Hambrecht


               SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:         6/30/99
               Name of Security:      Marine Drilling Co., Inc.

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                  Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                       Trade: 5/20/99  Settle: 5/26/99
- Date First Offered                  5/20/99

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share            $12.50
- Amount of Spread:                   Gross Spread          $.625
                                      Selling Concession    $.38
- Spread (%)                          3.04%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                       Hospitality Properties Trust
- Date of Offering                    5/5/99
- Gross Spread                        2.98%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]         Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                4.6 Million
- Purchase Price per Share            $12.50
- Total Shares Purchased              19,000
- - Total Purchase Price              $237,500
- Percentage of Offering Purchased    Less than 0.5%
- Any Shares Purchased by Other Funds
      in Family?                      No
Percentage of Fund Assets Invested
[10f-3(e)]                            Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                  Smith Barney/Sanders Morris/
                                      Howard Weill
- Syndicate Manager(s)                Smith Barney


               SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:          6/30/99
               Name of Security:       Hugoton Royalty Trust

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                  Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                       Trade: 4/8/99  Settle: 4/14/99
- Date First Offered                  4/8/99

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share            $9.50
- Amount of Spread:                   Gross Spread         $.665
                                      Selling Concession   $.385
- Spread (%)                          4%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                       Value America Inc.
- Date of Offering                    4/8/99
- Gross Spread                        1.61      $23 Price

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]         Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                15 Million
- Purchase Price per Share            $9.50
- Total Shares Purchased              10,000
- - Total Purchase Price              $95,000
- Percentage of Offering Purchased    Less than 0.1%
- Any Shares Purchased by Other Funds
       in Family?                     No
Percentage of Fund Assets Invested
[10f-3(e)]                            Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                  Bear Sterns
- Syndicate Manager(s)                Goldman Sachs



               SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:        6/30/99
               Name of Security:     Career Builders, Inc.

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                    Yes

Time of Acquisition 10f-3(a)(2)
- Date Acquired                         Trade: 5/11/99     Settle: 5/17/99
- Date First Offered                    5/11/99

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share              $13.00
- Amount of Spread:                     Gross Spread          .91
                                        Selling Concession    .55
- Spread (%)                            4.2%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                         Maker Communications
- Date of Offering                      5/11/99
- Gross Spread                          .91      $13 Stock Price

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]           Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                  4.5 Million
- Purchase Price per Share              $13.00
- Total Shares Purchased                1,000
- - Total Purchase Price                $13,000
- Percentage of Offering Purchased      Less than 0.1%
- Any Shares Purchased by Other Funds
      in Family?                        No
Percentage of Fund Assets Invested
[10f-3(e)]                              Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                    Robertson Stephens
- Syndicate Manager(s)                  Credit Suisse First Boston




               SG COWEN OPPORTUNITY FUND
               TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
               QUARTER ENDED:          12/31/98
               Name of Security:       Xoom, Inc.

Registration under Securities Act of
1933? 10f-3(a)(1)(i)                   Yes
Time of Acquisition 10f-3(a)(2)
- Date Acquired                        Trade:  12/8/98  Settle:  12/14/98
- Date First Offered                   12/8/98

Reasonableness of Spread [10f-3(b)]
- Offering Price Per Share             $14.00
- Amount of Spread:                    Gross Spread           $.98
                                       Selling Concession     $.59
- Spread (%)                           4.2%

Evidence of Reasonableness of Spread
(contemporaneous similar offering)
- Name of Issue                        Ticket Master Online
- Date of Offering                     12/2/98
- Spread                               3.9%

Issuer in Continuous Operation at
Least Three Years? [10f-3(c)]          Yes

Amount Purchased by Fund [10f-3(d)]
- Total Shares Offered                 4 Million
- Purchase Price per Share             $14.00
- Total Shares Purchased               1,000
- - Total Purchase Price               $14,000
- Percentage of Offering Purchased     Less than 0.1%
- Any Shares Purchased by Other Funds
          in Family?                   No

Percentage of Fund Assets Invested
[10f-3(e)]                             Less than 1%

From Whom Purchased [10f-3(f)]
- Selling Dealers(s)                   Bear Stearns
- Syndicate Manager(s)                 Bear Stearns